Exhibit 99.1

FINTECH ACQUISITION CORP. IV ANNOUNCES STOCKHOLDERS APPROVE

BUSINESS COMBINATION WITH PERELLA WEINBERG PARTNERS

– Expected Closing Date of June 24, 2021 –

– No Stockholder Redemptions in Connection with Business Combination –

– Received All Regulatory Approvals Related to Business Combination –

– Combined Company to Operate as Perella Weinberg Partners and Expected to Begin Trading on NASDAQ Under Ticker “PWP” on June 25, 2021 –

NEW YORK, NY, June 22, 2021 – FinTech Acquisition Corp. IV (NASDAQ: FTIV) (“FinTech IV” or “FTIV”), a special purpose acquisition company, announced that in a special meeting held today, its stockholders voted to approve the previously announced proposed business combination (the “Business Combination”) with Perella Weinberg Partners (“PWP”), a leading global independent advisory firm. Approximately 99.9% of the votes cast at the meeting, representing approximately 79.24% of FinTech IV’s outstanding shares, voted to approve the business combination. In addition, stockholders of FTIV approved all other proposals put before stockholders at the special meeting.

All regulatory approvals related to the proposed business combination have been received, and the transaction is expected to close on June 24, 2021, subject to the satisfaction or waiver of certain other closing conditions. Additionally, the deadline for electing redemptions has passed and no stockholder has elected to redeem its shares in connection with the business combination. Upon consummation of the transaction, the combined company will operate as Perella Weinberg Partners and will be listed on NASDAQ under the new symbol “PWP.”

About FinTech Acquisition Corp. IV

FinTech Acquisition Corp. IV is a special purpose acquisition company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, with a focus on the financial technology industry. The company raised $230,000,000 in its initial public offering in September 2020 and is listed on the NASDAQ under the symbol “FTIV.”

About PWP

Perella Weinberg Partners is a leading global independent advisory firm, providing strategic and financial advice to a broad client base, including corporations, institutions, governments, sovereign wealth funds and private equity investors. The firm offers a wide range of advisory services to clients in the most active industry sectors and global markets. With approximately 560 employees, PWP currently maintains offices in New York, Houston, London, Calgary, Chicago, Denver, Los Angeles, Paris, Munich, and San Francisco. The financial information of PWP herein refers to the business operations of PWP Holdings LP and Subsidiaries.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the potential Business Combination and expectations regarding the combined business are forward-looking statements. In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, among others, the following: (1) the inability of the parties to complete the potential Business Combination or to complete the contemplated transactions; (2) satisfaction or waiver (if applicable) of the conditions to the potential Business Combination, including with respect to the approval of the stockholders of FTIV; (3) the ability to maintain the listing of the combined company’s securities on NASDAQ; (4) the inability to complete the private placement; (5) the risk that the proposed transaction disrupts current plans and operations of FTIV or PWP as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that FTIV and PWP may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against FTIV, PWP or any of their respective directors or officers, following the announcement of the potential transaction; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; (12) changes in general economic conditions, including as a result of the COVID-19 pandemic; and (13) other risks and uncertainties indicated from time to time in the definitive proxy statement of FTIV filed with the SEC on May 27, 2021, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by FTIV. Forward-looking statements speak only as of the date they are made, and PWP and FTIV do not undertake any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FTIV has filed or will file from time to time with the SEC.

Contacts

For Perella Weinberg Partners Investor Relations: investors@pwpartners.com

For Perella Weinberg Partners Media: media@pwpartners.com

For FinTech Acquisition Corp. IV: info@ftspac.com

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